[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2001

[graphic omitted]

               A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
               MFS(R) EMERGING
               GROWTH SERIES

MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and       Massachusetts Financial Services Company
Chief Executive Officer, MFS            500 Boylston Street
Investment Management(R)                Boston, MA 02116-3741

Nelson J. Darling, Jr.+ - Private       DISTRIBUTOR
investor and trustee                    MFS Fund Distributors, Inc.
                                        500 Boylston Street
William R. Gutow+ - Private investor    Boston, MA 02116-3741
and real estate consultant; Vice
Chairman, Capitol Entertainment         INVESTOR SERVICE
Management Company (video franchise)    MFS Service Center, Inc.
                                        P.O. Box 2281
CHAIRMAN AND PRESIDENT                  Boston, MA 02107-9906
Jeffrey L. Shames*
                                        For additional information,
PORTFOLIO MANAGERS                      contact your investment professional.
Dale A. Dutile*
John E. Lathrop*                        CUSTODIAN
David E. Sette-Ducati*                  State Street Bank and Trust Company
Toni Y. Shimura*
                                        WORLD WIDE WEB
TREASURER                               www.mfs.com
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2001, the series' Initial Class shares provided a total return of -23.16%, and Service Class shares provided a total return of -23.25%. These returns, which include the reinvestment of any distributions, compare to a return of -13.24% over the same period for the series' benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

Our view is that earnings and revenue growth drive stock prices, so we're always looking for companies with better-than-expected prospects. We're very interested in companies with new product cycles, which often help them generate higher growth than their competitors and the broader market. Some examples include software companies that are coming out with new and better versions of existing products and semiconductor companies developing smaller and faster chips.

We also look for companies driven by positive secular or demographic trends. An example of a positive secular trend is the move towards generic drugs. Our research indicates that a large number of the best-selling branded pharmaceuticals on the market will be coming off patent within the next five years. This may open up opportunities for the generic drug industry. An example of a positive demographic trend would be the growth in demand for post-secondary education. We believe that the increase in the number of adults returning to school for vocational training in areas such as information technology services, or for secondary degrees in accounting and management may drive good performance and future growth for many of these companies.

Despite the struggles we've seen in the equity market over the past year or so, we have still found some investment opportunities. In the battered technology sector, we still have seen opportunities in a number of economically sensitive technology sectors such as personal computer (PC) manufacturers, semiconductor and semiconductor capital equipment companies, as well as leading software and storage names. Some of our technology holdings that we feel are best positioned for solid, longer-term leadership in this sector include VERITAS, VeriSign, and Microsoft.

We have found several exciting investment opportunities in the video game software industry. With three new game hardware platforms about to come to the market before Christmas 2001, we think there could be a multi-year cycle of strong software demand. Some examples of companies we like in this area include Electronic Arts, Activision, and T Hq.

In media and entertainment, we have focused on radio broadcasters, such as Westwood One, which we believe could continue to take market share from its competition. We've also been very gratified with our investments in the retail sector, such as Home Depot and Abercrombie and Fitch.

Another interesting area that could allow us to capitalize on new product cycles is gaming equipment. In that industry, we saw opportunity in companies such as International Game Technology, which has been involved with the transition from traditional slot machines to cashless machines, which according to our research seems to have caught on well with consumers.

Finally, we have added to our holdings in biotechnology and emerging pharmaceuticals. Our research shows many of these companies, such as Genzyme and IDEC Pharmaceuticals, have developed better-than-expected products. So we see the potential for a number of blockbuster drugs that could help drive strong growth for several years to come.

We feel we have positioned the portfolio for a recovery in corporate earnings. That is, we have focused on industries where business prospects have tended to decline and fall with the health of the overall economy. More specifically, we have concentrated on technology, retail, media and entertainment, and health care stocks. We believe technology actually has a very cyclical component because companies have tended to spend more on hardware and software as their businesses improve. In the health care sector, we have focused more on higher growth emerging pharmaceutical and biotech stocks rather than large pharmaceutical names. In the media and entertainment area, we believe that television and radio broadcasting companies with exposure to a recovering advertising market are the place to be.

Meanwhile, we have de-emphasized defensive sectors of the market, such as utilities, consumer staples, and financial services. We feel that if the economy recovers, we are likely to benefit more by owning companies that have greater economic sensitivity.

Looking forward, we believe the U.S. economy is on the road to recovery, but we still expect a lot of volatility in the market along the way. We feel certain parts of the economy and certain companies are more likely to fare better than others. In fact, we believe there are some industry sectors, such as telecommunications services, telecommunications equipment, and many Internet-related companies, which most likely won't benefit immediately from an economic recovery. For this reason, we have focused on companies with the best new product cycles and technologies, which may enable them to lead the way in their industries if the economy recovers.

Respectfully,

/s/ Dale A. Dutile                              /s/ John E. Lathrop

    Dale A. Dutile                                  John E. Lathrop
    Portfolio Manager                               Portfolio Manager

/s/ David E. Sette-Ducati                       /s/ Toni Y. Shimura

    David E. Sette-Ducati                           Toni Y. Shimura
    Portfolio Manager                               Portfolio Manager

Note to shareholders: Effective March 1, 2001, Dale A. Dutile, John E. Lathrop, and David E. Sette-Ducati were added as co-managers of the series, succeeding John W. Ballen.

Effective with this report, the series' benchmark has been changed to the Russell 3000 Growth Index because the series' management team feels this index more accurately reflects the multicap aggressive growth nature of the series. Previously, the series' indices were the Russell 2000 Index and the Standard and Poor's 500 Stock Index.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other considerations.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Dale A. Dutile is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the emerging growth portfolios of our mutual funds and variable annuities. He joined MFS in 1994 as a research analyst and was named Investment Officer in 1996, Vice President in 1998, portfolio manager in 2000, and Senior Vice President in 2001. Dale is a graduate of Boston College and has a master's degree from MIT's Sloan School of Management.

John E. Lathrop, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the global telecommunications, global growth, emerging growth, and large-cap growth portfolios for our mutual funds, variable annuities, institutional accounts, and offshore funds. John joined MFS in 1994 from Putnam Investments, where he had worked as an equity analyst, statistical analyst, and institutional account controller. He was named Vice President in 1996, portfolio manager in 1999, and Senior Vice President in 2001. He is a graduate of Northwestern University, where he was elected to Phi Beta Kappa with honors in economics, and he earned an M.B.A. degree from Cornell University's Johnson Graduate School of Management. John holds the Chartered Financial Analyst (CFA) designation.

David E. Sette-Ducati is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth and mid- cap growth portfolios of our mutual funds, offshore funds, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers and as an associate with Nicoletti & Company in New York, specializing in corporate finance and mergers and acquisitions strategy.

Toni Y. Shimura is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the managed sectors portfolios of our mutual funds and variable annuities. Toni joined MFS in 1987 as a research analyst. She was named Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. She is a graduate of Wellesley College and MIT's Sloan School of Management.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: July 24, 1995

Class inception: Initial Class July 24, 1995
                 Service Class May 1, 2000

Size: $1.8 billion as of June 30, 2001

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001
INITIAL CLASS
                                                  6 Months         1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                            -23.16%        -36.78%       +20.49%       +81.55%      +145.28%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --          -36.78%       + 6.41%       +12.67%      + 16.31%
-------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                  6 Months         1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                            -23.25%        -36.89%       +20.27%       +81.21%      +144.83%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --          -36.89%       + 6.35%       +12.63%      + 16.28%
-------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, July 24, 1995, through June 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus for details. Periods less than one year are actual not annualized.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RESULTS ARE HISTORICAL AND, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is risker than investing in more-established companies.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2001

Stocks - 97.4%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                    VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 90.2%
  Advertising & Broadcasting
    Lamar Advertising Co., "A"*                                       13,150             $      606,873
-------------------------------------------------------------------------------------------------------
  Aerospace - 1.0%
    General Dynamics Corp.                                            33,228             $    2,585,471
    Goodrich (B.F.) Co.                                               28,518                  1,083,114
    United Technologies Corp.                                        185,910                 13,619,766
                                                                                         --------------
                                                                                         $   17,288,351
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.2%
    Columbia Sportswear Company                                       31,300             $    1,550,915
    Jones Apparel Group, Inc.*                                        34,330                  1,483,056
                                                                                         --------------
                                                                                         $    3,033,971
-------------------------------------------------------------------------------------------------------
  Auto Parts - 0.1%
    Brooks Automation, Inc.*                                          44,600             $    2,069,440
-------------------------------------------------------------------------------------------------------
  Automotive - 1.2%
    General Motors Corp., "H"*                                       157,300             $    3,185,325
    Harley-Davidson, Inc.                                            392,810                 18,493,495
                                                                                         --------------
                                                                                         $   21,678,820
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.7%
    Bank America Corp.                                               106,300             $    6,381,189
    Capital One Financial Corp.                                       40,100                  2,406,000
    Providian Financial Corp.                                         47,192                  2,793,766
    SouthTrust Corp.                                                  30,708                    798,408
                                                                                         --------------
                                                                                         $   12,379,363
-------------------------------------------------------------------------------------------------------
  Beverages - 0.1%
    Constellation Brands, Inc.*                                       35,400             $    1,451,400
-------------------------------------------------------------------------------------------------------
  Biotechnology - 2.5%
    Abbott Laboratories, Inc.                                        138,540             $    6,651,305
    Abgenix, Inc.*                                                    31,500                  1,387,890
    Genentech, Inc.*                                                 196,680                 10,837,068
    Guidant Corp.*                                                   374,000                 13,464,000
    Pharmacia Corp.                                                  284,470                 13,071,397
    Waters Corp.*                                                      3,580                     98,844
                                                                                         --------------
                                                                                         $   45,510,504
-------------------------------------------------------------------------------------------------------
  Building - 0.1%
    American Standard Cos., Inc.*                                     29,906             $    1,797,351
-------------------------------------------------------------------------------------------------------
  Business Machines - 2.1%
    Affiliated Computer Services, Inc., "A"*                         183,280             $   13,179,665
    International Business Machines Corp.                             67,093                  7,581,509
    Sun Microsystems, Inc.*                                          832,920                 13,451,658
    Texas Instruments, Inc.                                          124,110                  3,909,465
                                                                                         --------------
                                                                                         $   38,122,297
-------------------------------------------------------------------------------------------------------
  Business Services - 6.8%
    Apollo Group, Inc.                                                24,800             $    1,047,800
    Automatic Data Processing, Inc.                                  273,460                 13,590,962
    BEA Systems, Inc.*                                               207,304                  6,843,105
    BISYS Group, Inc.*                                               242,330                 14,503,451
    Computer Sciences Corp.*                                         102,450                  3,544,770
    Concord EFS, Inc.*                                               244,140                 13,635,219
    DST Systems, Inc.*                                               205,930                 10,852,511
    Education Management Corp.*                                       12,700                    519,938
    First Data Corp.                                                 231,794                 14,892,764
    Fiserv, Inc.*                                                    216,300                 13,603,107
    Fluor Corp.                                                       34,970                  1,578,896
    ITT Educational Services, Inc.*                                   29,100                  1,309,500
    Nextel Partners, Inc.                                            302,630                  4,675,634
    Peregrine Systems, Inc.*                                         129,300                  3,950,115
    Robert Half International, Inc.*                                 103,790                  2,583,333
    Spherion Corp.*                                                  113,800                  1,018,510
    VeriSign, Inc.*                                                  259,730                 15,077,326
                                                                                         --------------
                                                                                         $  123,226,941
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 1.9%
    Motorola, Inc.                                                    52,800             $      874,368
    QUALCOMM, Inc.*                                                  197,200                 11,230,540
    Sprint Corp. (PCS Group)*                                        804,540                 19,429,641
    TeleCorp PCS, Inc.*                                               55,270                  1,022,495
    Triton PCS Holdings, Inc.*                                        22,090                    888,018
                                                                                         --------------
                                                                                         $   33,445,062
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Engelhard Corp.                                                   39,380             $    1,015,610
    Praxair, Inc.                                                     34,860                  1,638,420
                                                                                         --------------
                                                                                         $    2,654,030
-------------------------------------------------------------------------------------------------------
  Communication Services - 0.1%
    SBA Communications Corp.*                                         38,000             $      886,920
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Compaq Computer Corp.                                            245,330             $    3,800,162
    Dell Computer Corp.*                                             341,865                  9,093,609
    SanDisk Corp.*                                                   113,100                  3,132,870
                                                                                         --------------
                                                                                         $   16,026,641
-------------------------------------------------------------------------------------------------------
  Computer Software - 0.2%
    T Hq, Inc.*                                                       40,200             $    2,459,436
    Take-Two Interactive Software, Inc.*                              86,000                  1,599,600
                                                                                         --------------
                                                                                         $    4,059,036
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.6%
    Activision, Inc.*                                                 45,800             $    1,803,604
    Electronic Arts, Inc.*                                            32,700                  1,881,885
    Mercury Interactive Corp.*                                        67,500                  4,128,975
    Microsoft Corp.*                                                 542,040                 38,923,892
                                                                                         --------------
                                                                                         $   46,738,356
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.0%
    Art Technology Group, Inc.*                                      179,000             $    1,018,510
    CacheFlow, Inc.*                                                  94,900                    409,968
    CheckFree Corp.*                                                   7,740                    266,720
    EMC Corp.*                                                       711,290                 20,662,974
    Informatica Corp.*                                               138,000                  2,346,000
    Internet Security Systems, Inc.*                                  52,700                  2,553,842
    Interwoven, Inc.*                                                 66,540                  1,190,401
    Legato Systems, Inc.                                              89,300                  1,418,084
    MetaSolv, Inc.*                                                   60,720                    485,760
    Netegrity, Inc.*                                                  85,900                  2,735,915
    Portal Software, Inc.*                                           163,110                    660,596
    TIBCO Software, Inc.*                                             30,400                    418,000
    Watchguard Technologies, Inc.*                                    45,800                    446,092
    webMethods, Inc.*                                                 57,210                  1,205,415
                                                                                         --------------
                                                                                         $   35,818,277
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 9.7%
    Adobe Systems, Inc.                                              210,020             $    9,866,740
    BMC Software, Inc.*                                              170,800                  3,849,832
    Brocade Communications Systems, Inc.*                             22,300                    967,820
    Cadence Design Systems, Inc.*                                    670,320                 12,488,062
    Citrix Systems, Inc.*                                            207,442                  7,260,470
    Comverse Technology, Inc.*                                       363,680                 20,998,883
    Digex, Inc.*                                                      97,510                  1,201,323
    E.piphany, Inc.*                                                  86,100                    878,220
    Electronic Data Systems Corp.                                     26,300                  1,643,750
    Exodus Communications, Inc.*                                     321,840                    650,117
    Extreme Networks, Inc.*                                          145,224                  4,160,668
    I2 Technologies, Inc.*                                           191,350                  3,760,027
    Inktomi Corp.*                                                    54,800                    495,940
    Manugistics Group, Inc.*                                          61,600                  1,596,056
    McDATA Corp.*                                                    118,871                  2,371,476
    NetIQ Corp.*                                                      85,650                  2,623,459
    Oracle Corp.*                                                  1,282,800                 25,283,988
    Peoplesoft, Inc.*                                                220,990                 10,695,916
    Rational Software Corp.*                                         549,820                 15,521,419
    Siebel Systems, Inc.*                                            185,200                  8,808,112
    SunGard Data Systems, Inc.*                                      261,100                  7,835,611
    Synopsys, Inc.*                                                   38,688                  1,833,811
    VERITAS Software Corp.*                                          436,374                 29,407,244
                                                                                         --------------
                                                                                         $  174,198,944
-------------------------------------------------------------------------------------------------------
  Conglomerates - 3.8%
    General Electric Co.                                             102,910             $    5,016,863
    Tyco International Ltd.                                        1,181,455                 64,389,297
                                                                                         --------------
                                                                                         $   69,406,160
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.4%
    Cintas Corp.                                                      50,930             $    2,408,479
    Gillette Co.                                                      84,700                  2,455,453
    Philip Morris Cos., Inc.                                          40,413                  2,050,960
                                                                                         --------------
                                                                                         $    6,914,892
-------------------------------------------------------------------------------------------------------
  Drugs & Health Care - 0.2%
    Gilead Sciences, Inc.*                                            40,800             $    2,417,400
    Myriad Genetics, Inc.                                             12,800                    804,352
    Protein Design Labs, Inc.*                                         2,400                    201,600
                                                                                         --------------
                                                                                         $    3,423,352
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.2%
    Capstone Turbine Corp.*                                           22,600             $      497,200
    GTECH Holdings Corp.*                                             28,400                  1,008,484
    QLogic Corp.*                                                    314,960                 20,273,975
                                                                                         --------------
                                                                                         $   21,779,659
-------------------------------------------------------------------------------------------------------
  Electronics - 8.3%
    Advanced Micro Devices, Inc.*                                    386,185             $   11,153,023
    Alpha Industries, Inc.                                            17,900                    514,446
    Altera Corp.*                                                    141,700                  4,201,405
    Analog Devices, Inc.*                                            407,922                 17,642,627
    Applied Materials, Inc.*                                          44,066                  2,256,179
    Applied Micro Circuits Corp.*                                     46,805                    830,789
    Atmel Corp.*                                                     637,500                  8,287,500
    Broadcom Corp.*                                                   71,230                  3,054,342
    Cirrus Logic, Inc.*                                              196,200                  4,983,480
    Cypress Semiconductor Corp.*                                      90,100                  2,148,885
    Fairchild Semiconductor International Co.*                        55,100                  1,267,300
    Flextronics International Ltd.*                                  267,583                  7,144,466
    Integrated Device Technology, Inc.*                               34,300                  1,059,870
    Intel Corp.                                                      132,410                  4,006,727
    Intersil Holding Corp.*                                          111,500                  3,818,875
    KLA-Tencor Corp.*                                                 28,950                  1,703,418
    Lam Research Corp.*                                              202,242                  6,032,879
    Lexmark International Group, Inc.                                247,220                 16,625,545
    Linear Technology Corp.                                           58,000                  2,610,000
    LSI Logic Corp.*                                                 238,000                  4,474,400
    LTX Corp.*                                                        94,160                  2,391,664
    Marvell Technology Group Ltd.*                                    53,200                  1,439,060
    Mattson Technology, Inc.*                                          2,200                     37,400
    Micron Technology, Inc.*                                         290,338                 11,932,892
    Novellus Systems, Inc.*                                           84,538                  4,707,921
    PMC-Sierra, Inc.*                                                 18,720                    585,000
    Rudolph Technologies, Inc.*                                       13,200                    607,332
    Sanmina Corp.*                                                   118,480                  2,860,107
    SCI Systems, Inc.*                                               116,590                  2,973,045
    Tektronix, Inc.*                                                 233,620                  6,342,783
    Teradyne, Inc.*                                                   55,200                  1,827,120
    Vitesse Semiconductor Corp.*                                      18,500                    391,996
    Xilinx, Inc.*                                                    248,018                 10,119,134
                                                                                         --------------
                                                                                         $  150,031,610
-------------------------------------------------------------------------------------------------------
  Energy - 0.8%
    Devon Energy Corp.                                                12,220             $      641,550
    Dynegy, Inc.                                                     296,894                 13,805,571
                                                                                         --------------
                                                                                         $   14,447,121
-------------------------------------------------------------------------------------------------------
  Engineering - Construction - 0.1%
    Jacobs Engineering Group, Inc.                                    34,622             $    2,258,393
-------------------------------------------------------------------------------------------------------
  Entertainment - 6.5%
    AOL Time Warner, Inc.*                                           143,300             $    7,594,900
    Clear Channel Communications, Inc.*                              469,490                 29,437,023
    Entercom Communications Corp.*                                   149,174                  7,997,218
    Fox Entertainment Group, Inc.*                                   344,070                  9,599,553
    Gemstar-TV Guide International, Inc.*                            162,660                  6,887,025
    Harrah's Entertainment, Inc.*                                     73,034                  2,578,100
    International Game Technology                                     49,400                  3,099,850
    Univision Communications, Inc., "A"*                             238,100                 10,185,918
    USA Networks, Inc.*                                              321,550                  8,951,952
    Viacom, Inc., "B"*                                               579,020                 29,964,285
    WMS Industries, Inc.                                              38,800                  1,248,196
                                                                                         --------------
                                                                                         $  117,544,020
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 5.3%
    Citigroup, Inc.                                                  320,515             $   16,936,013
    Fannie Mae                                                         5,068                    431,540
    FleetBoston Financial Corp.                                       88,586                  3,494,718
    Freddie Mac Corp.                                                323,880                 22,671,600
    Goldman Sachs Group, Inc.                                        104,810                  8,992,698
    Household International, Inc.                                     78,232                  5,218,074
    J. P. Morgan Chase & Co.                                          85,206                  3,800,188
    Lehman Brothers Holdings, Inc.                                   108,750                  8,455,312
    Merrill Lynch & Co., Inc.                                        133,450                  7,906,912
    MGIC Investment Corp.                                             28,800                  2,092,032
    Morgan Stanley Dean Witter & Co.                                  45,800                  2,941,734
    State Street Corp.                                               253,820                 12,561,552
                                                                                         --------------
                                                                                         $   95,502,373
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products
    Smithfield Foods, Inc.*                                           15,400             $      620,620
-------------------------------------------------------------------------------------------------------
  Food Products - 0.1%
    Sysco Corp.                                                       47,816             $    1,298,204
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.1%
    Weyerhaeuser Co.                                                  19,286             $    1,060,151
-------------------------------------------------------------------------------------------------------
  Gas - 0.1%
    Air Products & Chemicals, Inc.                                    41,210             $    1,885,358
-------------------------------------------------------------------------------------------------------
  Insurance - 4.0%
    AFLAC, Inc.                                                      336,282             $   10,589,520
    Allstate Corp.                                                    25,672                  1,129,312
    American International Group, Inc.                               242,740                 20,875,640
    CIGNA Corp.                                                      131,150                 12,566,793
    MetLife, Inc.                                                    102,900                  3,187,842
    The St. Paul Cos., Inc.                                          337,590                 17,112,437
    UnumProvident Corp.                                              150,300                  4,827,636
    Willis Group Holdings Ltd.*                                      129,060                  2,290,815
                                                                                         --------------
                                                                                         $   72,579,995
-------------------------------------------------------------------------------------------------------
  Internet - 0.3%
    Akamai Technologies, Inc.*                                       197,760             $    1,760,064
    CNET Networks, Inc.*                                              81,860                    983,957
    Ebay, Inc.*                                                       36,000                  2,439,000
                                                                                         --------------
                                                                                         $    5,183,021
-------------------------------------------------------------------------------------------------------
  Machinery - 0.1%
    Flowserve Corp.                                                    6,900             $      212,175
    Global Power Equipment Group, Inc.*                               35,930                  1,052,749
                                                                                         --------------
                                                                                         $    1,264,924
-------------------------------------------------------------------------------------------------------
  Manufacturing - 0.1%
    Minnesota Mining & Manufacturing Co.                               7,776             $      887,241
    Pentair, Inc.                                                     16,200                    547,560
    Textron, Inc.                                                     13,340                    734,234
                                                                                         --------------
                                                                                         $    2,169,035
-------------------------------------------------------------------------------------------------------
  Media - 0.2%
    Radio One, Inc.*                                                  20,400             $      452,472
    Westwood One, Inc.*                                               77,900                  2,870,615
                                                                                         --------------
                                                                                         $    3,323,087
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 3.7%
    Allergan, Inc.                                                    97,430             $    8,330,265
    American Home Products Corp.                                     356,990                 20,862,496
    AmeriSource Health Corp., "A"*                                    35,300                  1,952,090
    Bristol-Myers Squibb Co.                                         133,930                  7,004,539
    Celgene Corp.*                                                    15,300                    439,875
    Covance, Inc.*                                                    61,000                  1,381,650
    Eli Lilly & Co.                                                  116,100                  8,591,400
    Forest Laboratories, Inc.*                                        46,400                  3,294,400
    IDEC Pharmaceuticals Corp.*                                       69,800                  4,546,772
    NBTY, Inc.*                                                       48,900                    579,465
    Pfizer, Inc.                                                     149,285                  5,978,864
    Schering Plough Corp.                                            111,700                  4,048,008
    Techne Corp.*                                                     15,200                    457,520
                                                                                         --------------
                                                                                         $   67,467,344
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 4.0%
    Applera Corp. - Applied Biosystems Group                         586,710             $   15,694,492
    Cardinal Health, Inc.                                             94,328                  6,508,632
    Enzon, Inc.*                                                       3,800                    235,030
    Express Scripts, Inc.*                                           145,680                  8,085,240
    Genzyme Corp.*                                                   183,400                 10,807,762
    ImClone Systems, Inc.*                                            51,500                  2,657,400
    IMS Health, Inc.                                                 374,840                 10,682,940
    Laboratory Corporation of America Holdings*                       89,292                  6,866,555
    McKesson HBOC, Inc.                                               36,600                  1,358,592
    Medimmune, Inc.*                                                  24,500                  1,164,730
    Quest Diagnostics, Inc.*                                          80,760                  6,044,886
    Tenet Healthcare Corp.*                                           44,032                  2,271,611
                                                                                         --------------
                                                                                         $   72,377,870
-------------------------------------------------------------------------------------------------------
  Oil Services - 2.3%
    Baker Hughes, Inc.                                               155,744             $    5,217,424
    El Paso Corp.                                                    239,115                 12,563,102
    Global Marine, Inc.*                                             445,300                  8,295,939
    Noble Drilling Corp.*                                            152,740                  5,002,235
    Weatherford International, Inc.*                                 233,300                 11,198,400
                                                                                         --------------
                                                                                         $   42,277,100
-------------------------------------------------------------------------------------------------------
  Oils - 1.3%
    Grant Pride Co., Inc.*                                           371,960             $    6,505,580
    Santa Fe International Corp.                                     335,100                  9,717,900
    Transocean Sedco Forex, Inc.                                     188,534                  7,777,028
                                                                                         --------------
                                                                                         $   24,000,508
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.8%
    AdvancePCS*                                                       21,600             $    1,366,200
    Andrx Group*                                                     101,282                  7,639,195
    Barr Laboratories, Inc.*                                           3,000                    211,230
    Millennium Pharmaceuticals, Inc.*                                 58,300                  1,988,030
    Watson Pharmaceuticals, Inc.*                                     37,380                  2,304,103
                                                                                         --------------
                                                                                         $   13,508,758
-------------------------------------------------------------------------------------------------------
  Pollution Control
    Allied Waste Industries, Inc.*                                    31,100             $      580,948
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    Electronics for Imaging, Inc.*                                    26,270             $      742,127
    McGraw-Hill Cos., Inc.                                            24,500                  1,620,675
                                                                                         --------------
                                                                                         $    2,362,802
-------------------------------------------------------------------------------------------------------
  Railroad
    CSX Corp.                                                         22,700             $      822,648
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.4%
    Applebee's International, Inc.                                   109,350             $    3,307,838
    CEC Entertainment, Inc.*                                          13,000                    641,550
    Hotel Reservations Network, Inc.*                                  7,300                    357,700
    Starwood Hotels & Resorts Co.                                     35,668                  1,329,703
    Tricon Global Restaurants, Inc.*                                  47,840                  2,100,176
                                                                                         --------------
                                                                                         $    7,736,967
-------------------------------------------------------------------------------------------------------
  Retail - 3.5%
    Abercrombie & Fitch Co.*                                          67,200             $    2,990,400
    American Eagle Outfitters, Inc.*                                  55,800                  2,051,208
    Barnes & Noble, Inc.*                                             61,300                  2,412,155
    Bed Bath & Beyond, Inc.*                                         104,346                  3,184,640
    BJ's Wholesale Club, Inc.*                                        56,800                  3,025,168
    Costco Wholesale Corp.*                                          158,272                  6,653,755
    CVS Corp.                                                        417,130                 16,101,218
    Dollar General Corp.                                              55,100                  1,074,450
    Electronics Boutique Holdings Corp.                                7,800                    244,998
    Galyan's Trading Co.*                                             23,300                    475,320
    Home Depot, Inc.                                                  96,260                  4,480,903
    Lowe's Cos., Inc.                                                194,836                 14,135,351
    Mattel, Inc.                                                      35,300                    667,876
    Rental-A-Center, Inc.*                                             4,700                    252,390
    Target Corp.                                                      37,738                  1,305,735
    Wal-Mart Stores, Inc.                                             31,486                  1,536,517
    Williams-Sonoma, Inc.*                                            48,100                  1,867,242
                                                                                         --------------
                                                                                         $   62,459,326
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.2%
    SPX Corp.*                                                        16,400             $    2,052,952
    Stanley Works                                                     45,582                  1,908,974
                                                                                         --------------
                                                                                         $    3,961,926
-------------------------------------------------------------------------------------------------------
  Supermarket - 1.8%
    Kroger Co.*                                                      500,744             $   12,518,600
    Safeway, Inc.*                                                   410,308                 19,694,784
                                                                                         --------------
                                                                                         $   32,213,384
-------------------------------------------------------------------------------------------------------
  Technology - 0.1%
    Palm, Inc.*                                                      161,400             $      978,891
-------------------------------------------------------------------------------------------------------
  Telecommunications - 7.1%
    Advanced Fibre Communications, Inc.*                             149,410             $    3,417,007
    Allegiance Telecom, Inc.*                                        321,290                  4,819,350
    American Tower Corp., "A"*                                       509,920                 10,540,046
    Cabletron Systems, Inc.*                                         595,120                 13,598,492
    Charter Communications, Inc.*                                    704,200                 16,421,944
    CIENA Corp.*                                                     233,684                  8,865,971
    Cisco Systems, Inc.*                                             810,442                 15,682,053
    EchoStar Communications Corp.*                                   548,300                 17,298,865
    Emulex Corp.*                                                    112,900                  4,405,358
    JDS Uniphase Corp.*                                               85,500                  1,128,600
    Juniper Networks, Inc.*                                           89,900                  2,782,405
    McLeodUSA, Inc., "A"*                                            132,745                    582,751
    Metromedia Fiber Network, Inc., "A"*                             153,860                    301,566
    Nanometrics, Inc.*                                                14,100                    364,485
    Network Appliance, Inc.*                                         144,300                  1,984,125
    NTL, Inc.*                                                       145,248                  1,750,238
    ONI Systems Corp.*                                                 8,300                    226,017
    Pegasus Communications Corp.*                                     16,130                    281,630
    Qwest Communications International, Inc.*                        313,420                  9,988,695
    RF Micro Devices, Inc.*                                           51,600                  1,366,368
    Sprint Corp.                                                      57,050                  1,218,588
    Tekelec Co.*                                                     276,500                  7,313,425
    Time Warner Telecom, Inc.*                                        88,135                  2,952,522
    Transwitch Corp.*                                                116,800                  1,194,864
    Winstar Communications, Inc.*                                    136,130                      6,262
                                                                                         --------------
                                                                                         $  128,491,627
-------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.2%
    Comcast Corp., "A"*                                               97,337             $    4,224,426
-------------------------------------------------------------------------------------------------------
  Universities - Colleges
    Corinthian Colleges, Inc.*                                        17,600             $      831,072
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    AES Corp.*                                                       144,606             $    6,225,288
    Calpine Corp.*                                                   177,230                  6,699,294
                                                                                         --------------
                                                                                         $   12,924,582
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $1,628,904,731
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.2%
  Australia
    Fosters Brewing Group (Beverages)                                284,600             $      795,088
-------------------------------------------------------------------------------------------------------
  Bermuda - 0.4%
    Global Crossing Ltd. (Telecommunications)*                       237,990             $    2,056,234
    Tycom Ltd. (Telecommunications)*                                 351,300                  6,042,360
                                                                                         --------------
                                                                                         $    8,098,594
-------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    Biovail Corp. (Pharmaceuticals)*                                 209,832             $    9,127,692
    Canadian National Railway Co. (Railroads)                         25,100                  1,016,550
    Celestica Inc. (Business Services)*                              116,412                  5,995,218
    Mitel Corp. (Telecommunications)*                                 55,200                    562,488
    Nortel Networks Corp. (Telecommunications)                       179,500                  1,631,655
                                                                                         --------------
                                                                                         $   18,333,603
-------------------------------------------------------------------------------------------------------
  China - 0.2%
    China Mobile (Hong Kong) Ltd. (Telecommunications)*              618,000             $    3,256,635
-------------------------------------------------------------------------------------------------------
  Finland - 1.0%
    Nokia Corp., ADR (Telecommunications)                            781,650             $   17,227,566
-------------------------------------------------------------------------------------------------------
  France - 0.8%
    Sanofi-Synthelabo S.A. (Medical and Health
      Products)                                                      177,000             $   11,621,464
    Total Fina Elf S.A., "B" (Oils)                                   18,500                  2,592,347
                                                                                         --------------
                                                                                         $   14,213,811
-------------------------------------------------------------------------------------------------------
  Germany - 0.2%
    SAP AG, (Computer Software - Systems)                             15,040             $    2,088,522
    SAP AG, ADR (Computer Software - Systems)                         53,100                  1,863,279
                                                                                         --------------
                                                                                         $    3,951,801
-------------------------------------------------------------------------------------------------------
  Hong Kong
    China Unicom Ltd. (Telecommunications)*                           48,100             $      851,370
-------------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Elan Corp. PLC, ADR (Health Products)*                            26,500             $    1,616,500
-------------------------------------------------------------------------------------------------------
  Israel - 1.5%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                          455,850             $   23,248,350
    Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)             50,900                  3,158,345
                                                                                         --------------
                                                                                         $   26,406,695
-------------------------------------------------------------------------------------------------------
  Japan - 0.1%
    Fast Retailing Co. (Retail)                                        5,400             $      939,846
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    ASM International N.V. (Electronics)*                             71,400             $    1,413,720
-------------------------------------------------------------------------------------------------------
  Switzerland - 1.5%
    Novartis AG (Medical and Health Products)                        711,700             $   25,774,460
    Serono S.A., ADR (Biotechnology)*                                 79,959                  1,994,977
                                                                                         --------------
                                                                                         $   27,769,437
-------------------------------------------------------------------------------------------------------
  Taiwan
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)                                                   51,800             $      786,842
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    AstraZeneca Group PLC (Medical and Health Products)               16,100             $      751,071
    Reed International PLC (Publishing)                               50,000                    443,551
    Vodafone Group PLC, ADR (Telecommunications)                     152,879                  3,416,846
                                                                                         --------------
                                                                                         $    4,611,468
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $  130,272,976
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,669,257,603)                                           $1,759,177,707
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.8%
-------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Cargill, Inc., due 7/02/01                                    $    3,976             $    3,975,546
    Citigroup, Inc., due 7/02/01                                       3,127                  3,126,641
    Dow Chemical Co., due 7/02/01                                      7,218                  7,217,168
    General Electric Capital Corp., due 7/02/01                       16,378                 16,376,135
    Prudential Funding Corp., due 7/02/01                              1,290                  1,289,853
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $   31,985,343
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.2%
-------------------------------------------------------------------------------------------------------
  mm
    Merrill Lynch, dated 06/29/01, due 07/02/01, total
      to be received $3,468,179 (secured by various
      U.S. Treasury and Federal Agency obligations in
      a jointly traded account), at Cost                          $    3,467             $    3,467,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,704,709,946)                                      $1,794,630,050

Other Assets, Less Liabilities - 0.6%                                                        10,017,329
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $1,804,647,379
-------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,704,709,946)        $1,794,630,050
  Investments of cash collateral for securities loaned,
    at identified cost and value                                      4,377,376
  Net receivable for forward foreign currency exchange
    contracts to sell                                                    44,592
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                       29,563
  Receivable for investments sold                                    29,520,030
  Receivable for series shares sold                                   3,248,678
  Interest and dividends receivable                                     584,356
                                                                 --------------
      Total assets                                               $1,832,434,645
                                                                 --------------
Liabilities:
  Payable to custodian                                           $        8,599
  Net payable for forward foreign currency exchange
    contract to purchase                                                  5,088
  Payable for investments purchased                                  22,203,811
  Payable for series shares reacquired                                  998,783
  Collateral for securities loaned, at value                          4,377,376
  Payable to affiliates -
    Management fee                                                       74,838
    Shareholder servicing agent fee                                       3,492
    Distribution fee                                                        245
    Administrative fee                                                    1,711
  Accrued expenses and other liabilities                                113,323
                                                                 --------------
      Total liabilities                                          $   27,787,266
                                                                 --------------
Net assets                                                       $1,804,647,379
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $2,063,502,555
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  89,988,628
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (349,459,571)
  Accumulated undistributed net investment income                       615,767
                                                                 --------------
      Total                                                      $1,804,647,379
                                                                 ==============
Shares of beneficial interest outstanding                          86,903,736
                                                                   ==========
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $1,782,017,370 / 85,812,186
    shares of beneficial interest outstanding)                       $20.77
                                                                     ======
Service Class shares:
  Net asset value, offering price, and redemption price
     per share (net assets of $22,630,009 / 1,091,550
     shares of beneficial interest outstanding)                      $20.73
                                                                     ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                     $    4,295,287
    Dividends                                                         4,228,236
    Foreign taxes withheld                                              (75,760)
                                                                 --------------
      Total investment income                                    $    8,447,763
                                                                 --------------
  Expenses -
    Management fee                                               $    7,079,243
    Trustees' compensation                                               12,200
    Shareholder servicing agent fee                                     330,365
    Distribution fee (Service Class)                                     18,324
    Administrative fee                                                  165,310
    Custodian fee                                                       260,744
    Printing                                                             43,594
    Auditing fee                                                         18,757
    Legal fees                                                            2,599
    Miscellaneous                                                        58,607
                                                                 --------------
      Total expenses                                             $    7,989,743
    Fees paid indirectly                                               (157,747)
                                                                 --------------
      Net expenses                                               $    7,831,996
                                                                 --------------
        Net investment income                                    $      615,767
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $ (320,271,153)
    Foreign currency transactions                                      (159,701)
                                                                 --------------
      Net realized loss on investments and foreign
        currency transactions                                    $ (320,430,854)
                                                                 --------------

  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ (226,796,701)
    Translation of assets and liabilities in foreign
      currency                                                           94,999
                                                                 --------------
      Net unrealized loss on investments and foreign
        currency translation                                     $ (226,701,702)
                                                                 --------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $ (547,132,556)
                                                                 --------------
          Decrease in net assets from operations                 $ (546,516,789)
                                                                 ==============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                   YEAR ENDED
                                                              JUNE 30, 2001            DECEMBER 31, 2000
                                                                (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                               $      615,767               $     (997,957)
  Net realized gain (loss) on investments and foreign
    currency transactions                                      (320,430,854)                  89,814,554
  Net unrealized loss on investments and foreign
    currency translation                                       (226,701,702)                (646,464,227)
                                                             --------------               --------------
    Decrease in net assets from operations                   $ (546,516,789)              $ (557,647,630)
                                                             --------------               --------------
Distributions declared to shareholders from net
  realized gain on investments and foreign
  currency transactions (Initial Class)                      $ (112,171,012)              $ (131,948,496)
Distributions declared to shareholders from net
  realized gain on investments and foreign
  currency transactions (Service Class)                          (1,187,245)                        --
                                                             --------------               --------------
      Total distributions declared to shareholders           $ (113,358,257)              $ (131,948,496)
                                                             --------------               --------------
Net increase in net assets from series share
  transactions                                               $  136,290,689               $  885,299,758
                                                             --------------               --------------
      Total increase (decrease) in net assets                $ (523,584,357)              $  195,703,632
Net assets:
  At beginning of period                                      2,328,231,736                2,132,528,104
                                                             --------------               --------------
  At end of period (including accumulated net
    investment income of $615,767 and $0, respectively)      $1,804,647,379               $2,328,231,736
                                                             ==============               ==============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                      SIX MONTHS ENDED         ------------------------------------------------------------------------------
                         JUNE 30, 2001                2000               1999            1998            1997            1996
                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period           $28.85              $37.94             $21.47          $16.13          $13.24          $11.41
                                ------              ------             ------          ------          ------          ------

Income (loss) from investment operations# -
  Net investment income
    (loss)(S)                   $ 0.00(+)           $(0.01)            $(0.06)         $(0.05)         $(0.06)         $(0.01)
  Net realized and
    unrealized gain
    (loss) on
    investments and
    foreign currency             (6.68)              (7.07)             16.53            5.55            2.95            1.95
                                ------              ------             ------          ------          ------          ------
  Total from investment
    operations                  $(6.68)             $(7.08)            $16.47          $ 5.50          $ 2.89          $ 1.94
                                ------              ------             ------          ------          ------          ------

Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions        (1.40)              (2.01)              --             (0.05)           --             (0.06)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                  --                  --                 --             (0.11)           --             (0.05)
                                ------              ------             ------          ------          ------          ------
    Total distributions
      declared to
      shareholders              $(1.40)             $(2.01)            $ --            $(0.16)         $ --            $(0.11)
                                ------              ------             ------          ------          ------          ------
Net asset value - end
  of period                     $20.77              $28.85             $37.94          $21.47          $16.13          $13.24
                                ======              ======             ======          ======          ======          ======
Total return                    (23.16)%++          (19.61)%            76.71%          34.16%          21.90%          17.02%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                      0.85%+              0.85%              0.84%           0.85%           0.90%           1.00%
  Net investment income
    (loss)                        0.07%+             (0.04)%            (0.23)%         (0.29)%         (0.38)%         (0.08)%
Portfolio turnover                 146%                200%               176%             71%            112%             96%
Net assets at end of
  period (000 Omitted)      $1,782,017          $2,312,406         $2,132,528        $908,987        $384,480        $104,956

  (S) Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed to maintain the expenses of the series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:
        Net investment
          loss#                                                                                          $(0.05)       $(0.03)
        Ratios (to average
          net assets):
          Expenses##                                                                                       0.87%         1.16%
          Net investment
            loss                                                                                          (0.35)%       (0.23)%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Per share amount was less than $0.01.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                                  JUNE 30, 2001               PERIOD ENDED
                                                                    (UNAUDITED)         DECEMBER 31, 2000*
----------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                    $28.83                     $35.70
                                                                         ------                     ------
Income (loss) from investment operations# -
  Net investment income                                                  $ --                       $ 0.00(+)
  Net realized and unrealized loss on investments and foreign
    currency                                                              (6.70)                     (6.87)(S)
                                                                         ------                     ------
  Total from investment operations                                       $(6.70)                    $(6.87)
                                                                         ------                     ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                          (1.40)                      --
                                                                         ------                     ------
  Total distributions declared to shareholders                           $(1.40)                    $ --
                                                                         ------                     ------
Net asset value - end of period                                          $20.73                     $28.83
                                                                         ======                     ======
Total return                                                             (23.25)%++                 (19.66)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.05%+                     1.05%+
  Net investment income (loss)                                            (0.16)%+                    0.01%+
Portfolio turnover                                                          146%                       200%
Net assets at end of period (000 Omitted)                               $22,630                    $15,826

  * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Per share amount was less than $0.01.
(S) The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales or series shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Growth Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. Equity securities reported through the NASDAQ system are reported at fair value as of 4:00 p.m. on June 30, 2001, due to NASDAQ system issues which prompted extended trading hours. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $4,235,929. These loans were collateralized by U.S. Treasury securities of $81,641 and cash of $4,377,376 which was invested in the following short-term obligation:

                                                                IDENTIFIED COST
                                                    SHARES            AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     4,377,376           $4,377,376

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $126,627 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $31,120 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The trust has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distribution Fee - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,839,175,575 and $2,636,435,507, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,704,709,946
                                                                 --------------
Gross unrealized appreciation                                    $  198,978,550
Gross unrealized depreciation                                      (109,058,446)
                                                                 --------------
    Net unrealized appreciation                                  $   89,920,104
                                                                 ==============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                   SIX MONTHS ENDED JUNE 30, 2001           YEAR ENDED DECEMBER 31, 2000
                              -----------------------------------   ------------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                        13,101,814      $  303,252,331        34,023,627       $1,215,306,804
Shares issued to shareholders in
  reinvestment of distributions     5,349,118         112,171,005         3,782,952          131,948,496
Shares reacquired                 (12,804,769)       (291,782,977)      (13,848,298)        (480,061,336)
                                  -----------      --------------       -----------       --------------
    Net increase                    5,646,163      $  123,640,359        23,958,281       $  867,193,964
                                  ===========      ==============       ===========       ==============

Service Class shares
                                   SIX MONTHS ENDED JUNE 30, 2001         PERIOD ENDED DECEMBER 31, 2000*
                              -----------------------------------   ------------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           975,504      $   22,218,104           613,791        $  20,215,807
Shares issued to shareholders in
  reinvestment of distributions        56,697           1,187,237                --                   --
Shares reacquired                    (489,671)        (10,755,011)          (64,771)          (2,110,013)
                                  -----------      --------------       -----------       --------------
    Net increase                      542,530      $   12,650,330           549,020        $  18,105,794
                                  ===========      ==============       ===========       ==============

* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
Each series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2001, was $9,923. The series had no borrowings during the period.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
                                                                           NET
                          CONTRACTS TO  IN EXCHANGE   CONTRACTS     UNREALIZED
      SETTLEMENT DATE  DELIVER/RECEIVE          FOR    AT VALUE   APPRECIATION
------------------------------------------------------------------------------
Sales         9/17/01  AUD   1,529,141     $792,095  $  777,778        $14,317
              9/17/01  JPY  90,896,847      765,125     734,850         30,275
                                                     ----------        -------
                                                     $1,512,628        $44,592
                                                     ==========        =======
Purchases     9/17/01  JPY  75,585,210     $616,152  $  611,064        $ 5,088
                                                     ----------        -------
                                                     $  611,064        $ 5,088
                                                     ==========        =======

At June 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $29,563 with Deutsche Bank.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:

        AUD=Australian Dollars
        JPY=Japanese Yen

At June 30, 2001, the series had sufficient cash and/or securities to cover any commitments under these contracts.

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        VEG-3 8/01 216.1M